UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2009

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9335 Harris Corners Parkway, Suite 300
Charlotte, North Carolina	28269
(Address of Principal Executive Offices)	(Zip Code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment and Restatement of the 2008 Long-Term Stock Incentive Plan.  At the Annual Meeting of Stockholders held on May 22, 2009 (the “2009 Annual Meeting”), the stockholders of Polymer Group, Inc. (the “Company”) approved the Amended and Restated Polymer Group, Inc. 2008 Long-Term Stock Incentive Plan (the “2008 Plan”).  The amendments to the 2008 Plan increased the number of shares of the Company’s Class A Common Stock reserved for issuance under the 2008 Plan from 425,000 to 1,075,000.

The Company may grant awards under the 2008 Plan to its employees, including its Chief Executive Officer, Chief Financial Officer and other executive officers.  The 2008 Plan is administered by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”).  The Compensation Committee has full authority to select the recipients of awards under the 2008 Plan, to determine the type and size of awards and to determine and amend the terms, restrictions and conditions of awards.  Awards may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards and performance awards.

In some cases, the Compensation Committee may intend a grant of restricted stock, restricted stock units or a stock award to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.  For performance awards, the Compensation Committee will establish in writing the performance goals upon which the performance award is contingent, the period over which such goals will be measured and any other applicable conditions.  The performance goals established by the Compensation Committee must be objectively determinable and will be based on one or more of the performance criteria set forth in the 2008 Plan.  Performance goals may be expressed by reference to (1) one or more divisions, business units or subsidiaries; (2) the Company and/or its subsidiaries as a whole; or (3) any combination of the foregoing.  Performance goals also may be expressed by reference to the participant’s individual performance with respect to any of the criteria.  The Compensation Committee also can establish subjective performance goals, but the subjective performance goals generally may be used only to reduce (and not increase) awards to certain executive officers.  The Compensation Committee generally cannot waive the performance goal requirements except in the case of the death or disability of the recipient or as otherwise provided under the 2008 Plan in the event of a change in control.  The Compensation Committee may, in its discretion, grant awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The Board may at any time amend, suspend or terminate the 2008 Plan in whole or in part for any purpose, but such action may be subject to stockholder approval in certain circumstances.  Unless terminated earlier, the 2008 Plan will terminate ten years from its adoption by the Board.

As noted above, the Company has reserved 1,075,000 shares of its Class A Common Stock for issuance under the 2008 Plan, subject to certain adjustments.

The foregoing description is qualified in its entirety by reference to the 2008 Plan, which was filed as Annex I to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2009, and is incorporated herein by reference.

Amendment and Restatement of the 2004 Restricted Stock Plan.  At the 2009 Annual Meeting, the Company’s stockholders also approved the Amended and Restated Polymer Group, Inc. 2004 Restricted Stock Plan (the “2004 Plan”).  The amendments to the 2004 Plan increased the number of shares of the Company’s Class A Common Stock reserved for issuance under the 2004 Plan from 200,000 to 300,000.

The 2004 Plan is administered by the Restricted Stock Committee of the Board (the “Restricted Stock Committee”), which consists of at least two directors who are not entitled to receive grants under the 2004 Plan.  The 2004 Plan, according to its terms, allows grants of restricted stock to all directors of the Company and its subsidiaries.  The Company currently intends that only non-employee directors of the Company will receive future grants under the 2004 Plan, and, in each case, the Restricted Stock Committee will select the grantees and establish the terms, conditions and restrictions of grants of restricted stock under the 2004 Plan.  Except as otherwise provided by the Restricted Stock Committee, during the restricted period the grantee will have all of the rights of a holder of Class A Common Stock, including but not limited to the right to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such grantee’s restricted stock will be subject to the same restrictions as then in effect for the restricted stock.

Unless the Restricted Stock Committee determines otherwise, each non-employee director of the Company that is also not affiliated with certain Exempt Persons (as defined in the 2004 Plan), will be entitled to receive a grant of restricted stock each fiscal quarter.  The number of shares to be granted will be based on the formula of (1) $2,500, divided by (2) the average closing price of the Class A Common Stock for each trading day in the 15 trading day period ending on the last day of each fiscal quarter. Each grant will be made promptly after the end of such fiscal quarter.  Further, unless the Restricted Stock Committee determines otherwise, all restrictions on a grantee’s restricted stock will lapse immediately prior to the consummation of a change in control of the Company or when the grantee ceases to be a director of the Company due to death, disability or retirement (within the meaning of the 2004 Plan). If the grantee ceases to be a director for any other reason, all of the grantee’s restricted stock that has not vested will be forfeited immediately.

The Board or Restricted Stock Committee may at any time amend or terminate the 2004 Plan in whole or in part for any purpose, but such action may be subject to stockholder approval in certain circumstances.  Unless terminated earlier, the 2004 Plan will terminate at the close of business on January 1, 2014.

As noted above, the Company has reserved 300,000 shares of Class A Common Stock for issuance under the 2004 Plan, subject to certain adjustments.

The foregoing description is qualified in its entirety by reference to the 2004 Plan, which was filed as Annex II to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 24, 2009, and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Polymer Group, Inc. 2008 Long-Term Stock Incentive Plan (incorporated by reference to Annex I to the Definitive Proxy Statement on Schedule 14A filed on April 24, 2009)
99.2	Amended and Restated Polymer Group, Inc. 2004 Restricted Stock Plan (incorporated by reference to Annex II to the Definitive Proxy Statement on Schedule 14A filed on April 24, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: May 29, 2009	By:	/s/ Daniel L. Rikard
Daniel L. Rikard
Vice President, General Counsel and Secretary